Exhibit 10.5

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Agreement”) is entered into as of March 22, 2017, by and among Interpace Diagnostics Group, Inc., a Delaware corporation (the “Company”), Interpace Diagnostics, LLC, a Delaware limited liability company and a subsidiary of the Company (“Interpace”), the subsidiaries of the Company identified on the signature pages hereto (collectively with Interpace, the “Company Subsidiaries”), and RedPath Equityholder Representative, LLC, a Delaware limited liability company (the “Equityholder Representative”).

WHEREAS, the Company, Interpace and the Equityholder Representative are party to that certain Contingent Consideration Agreement, dated as of October 31, 2014 (the “Contingent Consideration Agreement”), pursuant to which, among other things, the Company and Interpace agreed to make certain contingent payments upon the achievement of certain specified milestones described therein; and

WHEREAS, the Company, Interpace, the Equityholder Representative and certain other parties are party to that certain Agreement and Plan of Merger, dated as of October 31, 2014 (the “Merger Agreement”), pursuant to which, among other things, (i) the Company and Interpace agreed to deliver any such contingent payments on the terms and conditions of the Contingent Consideration Agreement and (ii) the Equityholder Representative was granted the right to designate an observer to be present in an observer capacity at meetings of the Board of Directors of the Company (the “Board”); and

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, the Company and Interpace issued to the Equityholder Representative that certain Non-Negotiable Subordinated Secured Promissory Note, dated October 31, 2014 (as amended from time to time, the “Note”); and

WHEREAS, in connection with the issuance of the Note, the parties hereto entered into that certain Guarantee and Collateral Agreement, dated as of October 31, 2014 (the “Guarantee”) and certain other Loan Documents (as defined in the Merger Agreement); and

WHEREAS, concurrently with the execution of this Agreement, the Equityholder Representative is entering into that certain Securities Purchase Agreement with Hudson Bay Master Fund Ltd. (“Hudson”) pursuant to which the Equityholder Representative will sell to Hudson the Note and its right, title and interest in the Guarantee and the other Loan Documents (the “Securities Purchase Agreement”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.     Termination of Contingent Consideration Agreement; Warrant. Effective as of the date hereof, the Contingent Consideration Agreement is hereby terminated in its entirety, cancelled and is of no further force and effect, and all rights of the parties to the Contingent Consideration Agreement, including, but not limited to, the right of the Equityholder Representative to receive any Future Payments (as defined in the Merger Agreement) and any other payments pursuant thereto, are hereby waived and relinquished. In consideration of the foregoing, on the date hereof, the Company shall issue to the Equityholders (as defined in the Merger Agreement) designated by the Equityholder Representative Common Stock Purchase Warrants (collectively, the “Warrant”), in the form attached hereto as Exhibit A, to purchase up to 100,000 shares in the aggregate (as subject to adjustment thereunder) of common stock of the Company, par value $.01 per share, upon the terms and subject to the conditions therein. The Company shall provide to the Equityholder Representative a valuation of the Warrant in form and substance suitable for the Equityholder Representative to determine the valuation of the Warrant to determine the distribution of the Warrant to the Equityholders pursuant to the Merger Agreement. The Company agrees to provide such valuation to the Equityholder Representative within thirty (30) days following the date of this Agreement and shall issue the Warrant to the Equityholders in accordance with the instructions of the Equityholder Representative within ten (10) days following delivery by the Equityholder Representative to the Company of written instructions on the distribution of the Warrant. Notwithstanding the termination of the Contingent Consideration Agreement or anything to the contrary contained herein, any Future Payments previously earned by the Equityholder Representative or the Equityholders that has been paid or distributed by the Company prior to the date of this Agreement shall not be affected, altered, revoked or terminated.

2.     Termination of Board Observer Rights. Effective as of the date hereof, the Equityholder Representative hereby terminates, relinquishes and waives its right to designate an observer to be present in an observer capacity at meetings of the Board and any and all rights related thereto; provided, however, that the Equityholder Representative agrees to keep, and to cause its representatives and agents and all Observers (as defined in the Merger Agreement) to keep, all non-public information obtained in connection therewith confidential.

3.     Representation with respect to the Loan Documents. (A) The Equityholder Representative represents and warrants that the Equityholder Representative has good and valid title to the Note free and clear or preemptive or similar rights, security interests, liens, pledges, claims (pending or threatened), charges, escrows, encumbrances, lock-up arrangements, options, rights of first offer or refusal, community property rights, mortgages, indentures, security agreements or other agreements, arrangements, contracts, commitments, understandings or obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money or encumbrances of any kind (“Liens”), and (B) By execution and delivery of this Agreement to the Equityholder Representative, each of the Company, the Company Subsidiaries and Interpace (collectively, the “Loan Parties”) certifies that, as of the date hereof, after giving effect to this Agreement: (a) the representations and warranties of each of the Loan Parties contained in the Loan Documents are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects), except to the extent the same expressly relates to an earlier date, and in such case shall be true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date, (b) no Event of Default has occurred and is continuing or will exist after giving effect to the execution and delivery of this Agreement, (c) each Loan Party has the requisite authority to execute this Agreement and this Agreement is duly executed by an authorized officer of each Loan Party, (d) no Loan Party has a defense to payment of the Note or enforcement of the Loan Documents, and (e) after giving effect to the Securities Purchase Agreement, Hudson shall (i) be entitled to the benefits of the Loan Documents, as the lender and secured party thereunder and (ii) the purchase and sale of the Note as contemplated by the Securities Purchas Agreement will (A) pass good and marketable title to the Note to Hudson, free and clear of all Liens, and (B) convey to Hudson, free and clear of all Liens, any and all rights and benefits incident to the ownership of the Note and the Loan Parties ratify all of such Loan Documents in their entirety.

4.     Company Release. The Company and each of the Company Subsidiaries hereby releases and forever discharge the Equityholder Representative and each Equityholder and each of their affiliates, members, officers, managers, employees, agents, consultants, advisors and other representatives (including legal counsel, accountants and financial advisors), and all of the foregoing persons’ respective predecessors, successors and assigns (individually, an “Equityholder Releasee” and, collectively, the “Equityholder Releasees”), from any and all claims, demands, actions, litigations, suits (whether civil, criminal, administrative, investigative or informal), causes of action, costs, obligations, debts and liabilities, both at law and in equity, of any kind, character or nature whatsoever, through the date hereof, whether sounding in contract, tort or otherwise, whether known, matured, or unmatured, contingent or vested, of any kind or nature, and in each case relating to or in connection with the Contingent Consideration Agreement, the Merger Agreement, each of the Loan Documents, any other documents or agreements executed in connection with such agreements and documents, the transactions contemplated thereby and the operations of the Company (collectively, “Company Claims”) that the Company and each of the Company Subsidiaries now has, had or may have in the future against the respective Equityholder Releasees (the “Company Release”). With respect to any and all Company Claims, the Company and each of the Company Subsidiaries stipulates and agrees that it shall be deemed to have expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. The foregoing Company Release shall not (a) relieve any Equityholder Releasee of its obligations or liabilities pursuant to or expressly reserved in this Agreement or in the Warrant, and (b) relieve any Equityholder Releasee of its obligations or liabilities under the Securities Purchase Agreement.

5.     Equityholder Release. The Equityholder Representative, on behalf of itself and each of the Equityholders (as defined in the Merger Agreement), hereby releases and forever discharges the Company and each of the Company Subsidiaries and their respective affiliates, stockholders, members, officers, directors, managers, employees, agents, consultants, advisors and other representatives (including legal counsel, accountants and financial advisors), and all of the foregoing persons’ respective predecessors, successors and assigns (individually, a “Company Releasee” and, collectively, the “Company Releasees”), from any and all claims, demands, actions, litigations, suits (whether civil, criminal, administrative, investigative or informal), causes of action, costs, obligations, debts and liabilities, both at law and in equity, of any kind, character or nature whatsoever, through the date hereof, whether sounding in contract, tort or otherwise, whether known, matured, or unmatured, contingent or vested, of any kind or nature, and in each case relating to or in connection with the Contingent Consideration Agreement, the Merger Agreement, each of the Loan Documents, any other documents or agreements executed in connection with such agreements and documents, the transactions contemplated thereby and the operations of the Company (collectively, “Equityholder Claims”) that the Equityholder Representative and each of the Equityholders now has, had or may have in the future against the respective Company Releasees (the “Equityholder Release”). With respect to any and all Equityholder Claims, the Equityholder Representative, on behalf of itself and each of the Equityholders, stipulates and agrees that it shall be deemed to have expressly waived any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to Cal. Civ. Code § 1542, which provides: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR. The foregoing Equityholder Release shall not (a) relieve any Company Releasee of its obligations or liabilities pursuant to or expressly reserved in this Agreement or in the Warrant and (b) relieve any Company Releasee of its obligations under the Note and the other Loan Documents that are being assigned and transferred to Hudson pursuant to the Securities Purchase Agreement.

6.     Conditions to Equityholder Representative’s Obligations Hereunder. The obligations of the Equityholder Representatives to consummate the transactions contemplated hereby are subject to the satisfaction of each of the following conditions:

6.1.     The Company shall have duly executed this Agreement and delivered the same to the Equityholder Representatives; and

6.2.     The closing and funding of the purchase of the Note pursuant to the Securities Purchase Agreement shall have occurred.

7.     Authority. The Equityholder Representative hereby represents and warrants that (a) it is entering into this Agreement on behalf of itself and each of the Equityholders, (b) it has the requisite authority to enter into this Agreement on behalf of itself and each of the Equityholders, to consummate the transactions contemplated hereby and to bind the Equityholders to the terms and conditions of this Agreement and the Warrant and (c) this Agreement is a legally binding obligation of it and is binding upon each of the Equityholders. The Equityholder Representative understands that the Company and the Company Subsidiaries are entering into this Agreement in reliance upon the foregoing representations and warranties.

8.     Entire Agreement. This Agreement and the Warrant constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede and replace in their entirety any prior proposals, term sheets, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof.

9.     Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but which together will constitute one and the same instrument.

10.     Governing Law. This Agreement is governed in all respects by the laws of the State of Delaware without regard to the conflicts of law principles thereof.

11.     Successors and Assigns. This Agreement and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

12.     Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

13.     Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

(Signature Pages Follow)

In Witness Whereof, the parties hereto have caused this Termination Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INTERPACE DIAGNOSTICS GROUP, INC.

By: /s/ Jack E. Stover

Name: Jack E. Stover

Title:   President and Chief Executive Officer

INTERPACE DIAGNOSTICS, LLC

By: Interpace Diagnostics Group, Inc., its Sole Member

By: /s/ Jack E. Stover

Name: Jack E. Stover

Title:   President and Chief Executive Officer

PDI BIOPHARMA, LLC

By: /s/ Jack E. Stover

Name: Jack E. Stover

Title:

GROUP DCA, LLC

By: /s/ Jack E. Stover

Name: Jack E. Stover

Title:

INTERPACE DIAGNOSTICS CORPORATION

By: /s/ Jack E. Stover

Name: Jack E. Stover

Title:   President and Chief Executive Officer

(Signature Page to Termination Agreement)

INTERPACE DIAGNOSTICS LAB INC.

By: /s/ Jack E. Stover

Name: Jack E. Stover

Title:

(Signature Page to Termination Agreement)

REDPATH EQUITYHOLDER REPRESENTATIVE, LLC

By: Commerce Health Ventures, L.P., its Member

By: /s/ Brian G. Murphy

Name: Brian G. Murphy

Title:   General Partner

(Signature Page to Termination Agreement)

EXHIBIT A

Form of Warrant